Exhibit 10.36

Dated November 5, 2009

Morgan Stanley International Incorporated

and

Hill Samuel ESOP Trustees Limited

SUPPLEMENTARY DEED OF PARTICIPATION

FOR THE

MORGAN STANLEY UK SHARE OWNERSHIP PLAN

Linklaters LLP

One Silk Street

London EC2Y 8HQ

Telephone (44-20) 7456 2000

Facsimile (44-20) 7456 2222

Ref 01/145/CPeake

This Deed is made on November 5, 2009 between

(1)	Morgan Stanley International Incorporated (the “Company”);

(2)	Hill Samuel ESOP Trustees Limited (the “Trustees”); and

(3)	The company named in the Schedule (the “Participating Company”)

and is supplementary to the Deed of Participation dated 9 October 2007 between the Company and the Trustees and Morgan Stanley UK Limited.

Background

1	The Morgan Stanley UK Share Ownership Plan 2007 (the “Plan”) was established by deed dated 9 October 2007 between the Company and the Trustees (the “Principal Deed”).

2	Rule 12.1 of the Principal Deed provides that an employer wishing to participate in the Plan must enter into a deed with the Company and the Trustees agreeing to comply with the Plan rules.

Participation in the Plan

3	The Company and the Trustees agree that the Plan will extend to the Participating Company and that, from the date of this Deed, the Participating Company will be a Participating Company in accordance with the Plan.

4	The Participating Company agrees to comply with the Plan rules (as amended from time to time).

Execution in counterpart

5	This Deed may be executed in any number of counterparts which together shall constitute one document. Any party may execute a counterpart and this Deed will not take effect until it has been executed by all parties.

Executed as a deed on the date shown at the top of this document.

1

Executed as a deed by Morgan Stanley International Incorporated by:	}	/s/ DAWN NICHOLSON
Authorised Signatory

2

Executed as a deed by Equiniti Share Plan Trustees Limited acting by:	}	/s/ JOHN PARKER
Director

Authorised Signatory		/s/ GAVIN DOWNS

3

Schedule

Participating Company

Executed as a deed by MORGAN STANLEY PRIVATE WEALTH MANAGEMENT LIMITED by:	}	/s/ ALEXANDER CLASSEN
Director

4